Exhibit 99.1

FOR IMMEDIATE RELEASE January 22, 2019

CenterState Bank Corporation Announces

Fourth Quarter 2018 Earnings Results

(all amounts are in thousands, except per share data, or unless otherwise noted)

WINTER HAVEN, FL. – January 22, 2019 - CenterState Bank Corporation (Nasdaq: CSFL) (the “Company” or “CenterState”) reported net income of $50,651, or diluted earnings per share of $0.52, for the fourth quarter of 2018, compared to net income of $1,912, or diluted earnings per share of $0.03, for the fourth quarter of 2017.   Highlights for the period ended December 31, 2018 and selected performance metrics are set forth below.

•	Capital/Acquisitions:
o	Tangible book value per share, including three closed acquisitions, increased 11% in 2018
o

Entered into a definitive agreement in November 2018 to acquire National Commerce Corporation (“NCC”) which provides deeper market penetration into the core growth markets of Orlando, Tampa, Jacksonville and Atlanta

o	Subsequently announced on January 18, 2019, a quarterly cash dividend on its common stock of $0.11 per share, a 10% increase compared to prior quarter
•	Net Interest Margin, tax equivalent (“NIM”) (Non-GAAP(1)):
o	NIM increased to 4.37% for the current quarter compared to 4.31% for the previous quarter
o	Excluding all loan accretion, NIM decreased 1 basis points (“bps”) compared to the previous quarter and increased 7 bps compared to the fourth quarter of 2017
o

Cost of total deposits increased 9 bps to 0.51%; total deposit (including non-interest bearing DDA) beta equal to 36% from the previous quarter and 15% since the tightening cycle began in the third quarter 2015

•	Non-Interest Income:
o	Non-interest income to average assets of 1.05% compared to 0.96% in the previous quarter with continued growth in correspondent banking and mortgage revenue
•	Non-Interest Expense:
o	Adjusted efficiency ratio (Non-GAAP(2)) remained flat at 50.3% compared to 50.0% in the previous quarter
o	Full cost savings from the Charter acquisition, including system conversion, are expected to be integrated by the end of first quarter of 2019
•	Loans:
o	Total loans increased 6% (annualized) during the current quarter; new loan production increased to $594 million during the current quarter versus $485 million in previous quarter
o

Non-performing assets as a percentage of total assets decreased to 0.22% during the current quarter compared to 0.23% in the previous quarter and 0.30% for the fourth quarter of 2017; net charge-offs were 0.02% of average non-PCI loans for the current year

•	Deposits:
o	Non-CD deposits increased approximately 2% (annualized); checking account balances represent 50% of total deposits
o	Loan to deposit ratio of 88%

	Three Months Ended December 31,				Twelve Months Ended December 31,
	2018		2017		2018		2017
		Adjusted (2)		Adjusted (2)		Adjusted (2)		Adjusted (2)
	Reported	(Non-GAAP)	Reported	(Non-GAAP)	Reported	(Non-GAAP)	Reported	(Non-GAAP)
Net income	$50,651	$51,913	$1,912	$21,492	$156,435	$182,571	$55,795	$82,434
Return on average assets	1.64%	1.68%	0.11%	1.23%	1.43%	1.67%	0.88%	1.30%
Return on average tangible equity (Non-GAAP)(1)	19.8%	20.2%	1.7%	13.9%	17.7%	20.5%	10.1%	14.6%
Earnings per share diluted	$0.52	$0.54	$0.03	$0.35	$1.76	$2.06	$0.95	$1.41
Efficiency ratio, tax equivalent (Non-GAAP)(1)	53.4%	50.3%	59.7%	55.9%	60.0%	51.4%	60.9%	55.5%

(1)	See reconciliation tables starting on page 9, Explanation of Certain Unaudited Non-GAAP Financial Measures.
(2)

Performance metrics presented above are adjusted for merger-related expenses, which for the three months ended December 31,2018, represent direct severance, system terminations, and legal and professional fees, that are not duplicative of current operations, and other items.  See reconciliation tables starting on page 9, Explanation of Certain Unaudited Non-GAAP Financial Measures.

Condensed Consolidated Income Statement (unaudited)

Condensed consolidated income statements (unaudited) are shown below for the periods indicated.

	Three Months Ended					Twelve Months Ended
	Dec. 31, 2018	Sep. 30, 2018	Jun. 30, 2018	Mar. 31, 2018	Dec. 31, 2017	Dec. 31, 2018	Dec. 31, 2017
Interest income
Loans	$116,754	$101,555	$97,642	$89,930	$59,982	$405,881	$219,972
Investment securities	13,516	11,746	11,884	11,976	7,382	49,122	27,922
Federal Funds sold and other	1,911	1,362	1,103	1,253	1,058	5,629	3,432
Total interest income	132,181	114,663	110,629	103,159	68,422	460,632	251,326
Interest expense
Deposits	12,360	9,096	6,668	5,136	3,385	33,260	11,079
Securities sold under agreement to repurchase	203	169	138	122	89	632	246
Other borrowed funds	3,289	2,966	2,771	2,419	977	11,445	3,108
Corporate debentures	647	579	523	464	352	2,213	1,350
Interest expense	16,499	12,810	10,100	8,141	4,803	47,550	15,783
Net interest income	115,682	101,853	100,529	95,018	63,619	413,082	235,543
Provision for loan losses	2,100	1,950	2,933	1,300	968	8,283	4,958
Net interest income after loan loss provision	113,582	99,903	97,596	93,718	62,651	404,799	230,585

Loss on sale of securities available for sale	—	—	—	(22)	(7)	(22)	(7)
Gain on sale of deposits	—	611	—	—	—	611	—
Gain on sale of trust department	—	—	—	—	1,224	—	1,224
All other non interest income	32,396	26,493	22,589	23,060	15,741	104,538	63,958
Total non interest income	32,396	27,104	22,589	23,038	16,958	105,127	65,175

Merger related expenses	1,668	10,395	14,140	8,709	2,718	34,912	13,046
All other non interest expense	77,852	66,944	65,472	67,287	46,293	277,555	173,439
Total non interest expense	79,520	77,339	79,612	75,996	49,011	312,467	186,485

Income before income tax	66,458	49,668	40,573	40,760	30,598	197,459	109,275
Income tax provision (1)	15,807	11,683	8,410	5,124	28,686	41,024	53,480
Net income	$50,651	$37,985	$32,163	$35,636	$1,912	156,435	55,795
Net income allocated to common shares	$50,619	$37,957	$32,137	$35,606	$1,909	$156,319	$55,675

Earnings per share - Basic	$0.53	$0.43	$0.38	$0.43	$0.03	$1.78	$0.97
Earnings per share - Diluted	$0.52	$0.43	$0.38	$0.42	$0.03	$1.76	$0.95
Dividends per share	$0.10	$0.10	$0.10	$0.10	$0.06	$0.40	$0.24
Average common shares outstanding (basic)	95,603	87,814	83,870	83,140	60,001	87,641	57,245
Average common shares outstanding (diluted)	96,450	88,811	85,007	84,601	61,276	88,759	58,341
Common shares outstanding at period end	95,680	95,636	84,120	83,758	60,161	95,680	60,161
Effective tax rate (1)	23.78%	23.52%	20.73%	12.57%	93.75%	20.78%	48.94%

(1)

Due the reduction of the federal corporate tax rate to 21% effective January 1, 2018, the Company revalued its DTA at December 31, 2017 and recorded a charge to DTA of $18,575 as additional income tax expense during the fourth quarter of 2017.  Excluding the DTA write down of $18,575, the effective tax rates were 33.04% and 31.94% for the three and twelve months ended December 31, 2017.

CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)

Presented below are condensed consolidated balance sheets for the periods indicated.

	Ending Balance
Condensed Consolidated Balance Sheets	Dec. 31, 2018	Sep. 30, 2018	Jun. 30, 2018	Mar. 31, 2018	Dec. 31, 2017
Assets
Cash and due from banks	$135,352	$118,179	$85,589	$108,352	$85,562
Fed funds sold and Fed Res Bank deposits	231,981	488,152	307,375	294,267	195,057
Trading securities	1,737	—	1,848	428	6,777
Investment securities:
Available for sale	1,727,348	1,536,842	1,528,270	1,530,539	1,060,143
Held to maturity	216,833	219,850	223,839	227,966	232,399
Total investment securities	1,944,181	1,756,692	1,752,109	1,758,505	1,292,542
Loans held for sale	40,399	39,554	36,366	28,485	19,647
Loans:
Originated loans	4,108,656	3,762,396	3,503,443	3,125,563	2,919,350
Acquired loans	4,072,877	4,293,025	3,362,427	3,558,618	1,689,713
Purchased Credit Impaired ("PCI") loans	158,971	167,671	173,950	193,183	164,158
Total gross loans	8,340,504	8,223,092	7,039,820	6,877,364	4,773,221
Allowance for loan losses	(39,770)	(38,811)	(37,484)	(34,429)	(32,825)
Loans, net of allowance	8,300,734	8,184,281	7,002,336	6,842,935	4,740,396
Premises and equipment, net	227,454	224,506	191,229	189,954	141,527
Goodwill	802,880	802,880	605,232	609,720	257,683
Core deposit intangible	66,225	69,133	51,754	53,944	24,063
Bank owned life insurance	267,820	267,979	211,676	210,302	146,739
OREO	2,909	4,643	5,376	6,814	3,987
Deferred income tax asset, net	51,462	60,839	60,868	63,004	37,725
Other assets	264,454	257,527	224,965	181,286	172,270
Total Assets	$12,337,588	$12,274,365	$10,536,723	$10,347,996	$7,123,975

Liabilities and Stockholders' Equity
Deposits:
Non-interest bearing	$2,923,640	$3,094,652	$2,892,091	$2,969,854	$1,999,901
Interest bearing	1,811,006	1,702,467	1,439,839	1,381,888	1,058,985
Total checking accounts	4,734,646	4,797,119	4,331,930	4,351,742	3,058,886
Money market accounts	2,216,571	2,103,884	1,777,468	1,730,259	1,167,940
Savings deposits	704,159	711,235	664,517	731,415	501,014
Time deposits	1,821,960	1,862,288	1,447,893	1,298,582	832,683
Total deposits	$9,477,336	$9,474,526	$8,221,808	$8,111,998	$5,560,523
Federal funds purchased	294,360	272,002	234,212	285,652	331,490
Other borrowings	451,187	463,639	415,039	362,754	253,272
Other liabilities	143,361	151,039	125,416	69,746	73,940
Common stockholders’ equity	1,971,344	1,913,159	1,540,248	1,517,846	904,750
Total Liabilities and
Stockholders' Equity	$12,337,588	$12,274,365	$10,536,723	$10,347,996	$7,123,975

SELECTED CONSOLIDATED FINANCIAL DATA

The table below summarizes selected financial data for the periods presented.

	Three Months Ended					Twelve Months Ended
	Dec. 31, 2018	Sep. 30, 2018	Jun. 30, 2018	Mar. 31, 2018	Dec. 31, 2017	Dec. 31, 2018	Dec. 31, 2017
Selected financial data
Return on average assets (annualized)	1.64%	1.38%	1.24%	1.41%	0.11%	1.43%	0.88%
Adjusted return on average assets (annualized) (Non-GAAP) (1)	1.68%	1.65%	1.66%	1.68%	1.23%	1.67%	1.30%

Return on average equity (annualized)	10.38%	9.00%	8.44%	9.57%	0.83%	9.41%	6.81%
Adjusted return on average equity (annualized) (Non-GAAP) (1)	10.64%	10.77%	11.27%	11.36%	9.29%	10.98%	10.06%

Return on average tangible equity (annualized) (Non-GAAP) (1)	19.78%	16.73%	15.69%	17.98%	1.67%	17.68%	10.06%
Adjusted return on average tangible equity (annualized) (Non-GAAP) (1)	20.25%	19.85%	20.67%	21.19%	13.92%	20.49%	14.63%

Efficiency ratio (tax equivalent) (Non-GAAP) (1)	53.4%	59.7%	64.3%	64.0%	59.7%	60.0%	60.9%
Adjusted efficiency ratio, tax equivalent (Non-GAAP) (1)	50.3%	50.0%	51.1%	54.7%	55.9%	51.4%	55.5%

Dividend payout	19.2%	23.3%	26.3%	23.8%	200.0%	22.7%	25.3%
Loan / deposit ratio	88.0%	86.8%	85.6%	84.8%	85.8%
Stockholders’ equity (to total assets)	16.0%	15.6%	14.6%	14.7%	12.7%
Common equity per common share	$20.60	$20.00	$18.31	$18.12	$15.04
Tangible common equity per common share (Non-GAAP) (1)	$11.49	$10.86	$10.49	$10.19	$10.35
Common tangible equity (to total tangible assets) (Non-GAAP) (1)	9.6%	9.1%	8.9%	8.8%	9.1%
Tier 1 capital (to average assets)	10.1%	11.0%	9.6%	9.4%	9.8%

(1)	See reconciliation tables starting on page 9, Explanation of Certain Unaudited Non-GAAP Financial Measures.

Loan Portfolio

The table below summarizes the Company’s loan portfolio over the most recent five-quarter ends.

	Ending Balance
	Dec. 31, 2018	Sep. 30, 2018	Jun. 30, 2018	Mar. 31, 2018	Dec. 31, 2017
Real estate loans
Residential	$1,760,918	$1,775,600	$1,592,064	$1,600,958	$1,085,278
Commercial	4,541,434	4,487,795	3,810,461	3,802,603	2,638,934
Land, development and construction loans	642,590	652,840	471,450	423,197	242,472
Total real estate loans	6,944,942	6,916,235	5,873,975	5,826,758	3,966,684
Commercial loans	1,188,974	1,109,871	1,004,213	917,855	697,945
Consumer and other loans	203,895	194,889	160,739	131,931	107,772
Total loans before unearned fees and costs	8,337,811	8,220,995	7,038,927	6,876,544	4,772,401
Unearned fees and costs	2,693	2,097	893	820	820

Total Loans	$8,340,504	$8,223,092	$7,039,820	$6,877,364	$4,773,221

Loan production

DEPOSITS

	Ending Balance
Deposit mix	Dec. 31, 2018	Sep. 30, 2018	Jun. 30, 2018	Mar. 31, 2018	Dec. 31, 2017
Checking accounts
Non-interest bearing	$2,923,640	$3,094,652	$2,892,091	$2,969,854	$1,999,901
Interest bearing	1,811,006	1,702,467	1,439,839	1,381,888	1,058,985
Savings deposits	704,159	711,235	664,517	731,415	501,014
Money market accounts	2,216,571	2,103,884	1,777,468	1,730,259	1,167,940
Time deposits	1,821,960	1,862,288	1,447,893	1,298,582	832,683
Total deposits	$9,477,336	$9,474,526	$8,221,808	$8,111,998	$5,560,523

Non time deposits as percentage of total deposits	81%	80%	82%	84%	85%
Time deposits as percentage of total deposits	19%	20%	18%	16%	15%
Total deposits	100%	100%	100%	100%	100%

NET INTEREST MARGIN

The Company’s NIM increased 6 bps from 4.31% in the previous quarter to 4.37% during the current quarter due to an increase on loan yields.  Loan accretion increased approximately $3.2 million to $13.4 million for the fourth quarter of 2018 compared to $10.1 million for the third quarter of 2018. The increase is mainly attributable to loan accretion for a full quarter from the Charter acquisition compared to one month in the prior quarter.

The tax equivalent yield on new loan production increased by 11 bps from 5.08% in the prior quarter to 5.19% during the current quarter while the tax equivalent yield on the entire originated loan portfolio increased by 6 bps. The tax equivalent yield on security portfolio increased by 18 bps from 2.73% in the prior quarter to 2.91% during the current quarter due to the reinvestment of the Charter portfolio.

Cost of deposits increased 9 bps during the fourth quarter of 2018 compared to the prior quarter.

The table below summarizes yields and costs by various interest earning asset and interest bearing liability account types for the current quarter, the previous calendar quarter and the same quarter last year.

	Three Months Ended
	Dec. 31, 2018			Sep. 30, 2018			Dec. 31, 2017
	Average	Interest	Average	Average	Interest	Average	Average	Interest	Average
	Balance	Inc/Exp	Rate	Balance	Inc/Exp	Rate	Balance	Inc/Exp	Rate
Originated loans (1)	$3,997,730	$48,036	4.77%	$3,654,508	$43,429	4.71%	$2,830,470	$31,125	4.36%
Acquired loans (1)	4,170,721	59,720	5.68%	3,641,692	50,828	5.54%	1,732,614	22,104	5.06%
PCI loans	162,813	9,448	23.02%	167,640	7,682	18.18%	161,165	7,608	18.73%
Taxable securities	1,665,809	11,833	2.82%	1,540,686	10,145	2.61%	969,456	6,000	2.46%
Tax-exempt securities (1)	216,936	1,964	3.59%	208,663	1,874	3.56%	195,490	2,007	4.07%
Fed funds sold and other	343,049	1,911	2.21%	225,465	1,362	2.40%	220,105	1,058	1.91%
Tot. interest earning assets (1)	$10,557,058	$132,912	4.99%	$9,438,654	$115,320	4.85%	$6,109,300	$69,902	4.54%

Non-interest earnings assets	1,681,312			1,507,319			799,012
Total assets	$12,238,370			$10,945,973			$6,908,312

Interest bearing deposits	$6,456,452	$12,360	0.76%	$5,611,103	$9,096	0.64%	$3,537,298	$3,385	0.38%
Fed funds purchased	235,696	1,499	2.52%	229,948	1,192	2.06%	282,834	941	1.32%
Other borrowings	326,337	1,993	2.42%	359,370	1,943	2.15%	53,479	125	0.93%
Corporate debentures	39,816	647	6.45%	35,248	579	6.52%	26,162	352	5.34%
Total interest bearing liabilities	$7,058,301	$16,499	0.93%	$6,235,669	$12,810	0.82%	$3,899,773	$4,803	0.49%

Non-interest bearing deposits	3,091,289			2,900,679			2,011,700
All other liabilities	153,628			135,852			79,346
Shareholders' equity	1,935,152			1,673,773			917,493
Total liabilities and shareholders' equity	$12,238,370			$10,945,973			$6,908,312

Net Interest Spread (1)			4.06%			4.03%			4.05%
Net Interest Margin (1)			4.37%			4.31%			4.23%

Cost of Total Deposits			0.51%			0.42%			0.24%
(1)	Tax equivalent yield (Non-GAAP); see reconciliation tables starting on page 9, Explanation of Certain Unaudited Non-GAAP Financial Measures.

The table below summarizes accretion income for the periods presented.

	Three Months Ended					Twelve Months Ended
	Dec. 31, 2018	Sep. 30, 2018	Jun. 30, 2018	Mar. 31, 2018	Dec. 31, 2017	Dec. 31, 2018	Dec. 31, 2017
PCI accretion	$7,187	$5,371	$8,546	$5,277	$5,060	$26,381	$22,217
Non-PCI accretion	6,177	4,762	5,976	5,475	1,496	22,390	6,479
Total loan accretion	$13,364	$10,133	$14,522	$10,752	$6,556	$48,771	$28,696

The table below compares the unpaid principal balance and the carrying balance (book balance) of the Company’s total Acquired and PCI loans at December 31, 2018.

	Principal Balance	Carrying Balance	Difference	Percentage
Acquired loans	$4,121,353	$4,072,877	($48,476)	1.2%
PCI loans	221,140	158,971	(62,169)	28.1%
Total purchased loans	$4,342,493	$4,231,848	($110,645)	2.5%

NON INTEREST INCOME

Non interest income increased $5,292 to $32,396 during the current quarter compared to $27,104 in the previous quarter.  The increase is mainly attributable to an increase in correspondent banking revenue due to higher interest rate swap revenue, an increase in mortgage banking revenue, and revenue from the Charter acquisition for a full quarter compared to one month in the previous quarter offset by non-recurring gain on sale of deposits in the previous quarter. The table below summarizes the Company’s non-interest income for the periods indicated.

Condensed Consolidated Non Interest Income (unaudited)

	Three Months Ended					Twelve Months Ended
	Dec. 31, 2018	Sep. 30, 2018	Jun. 30, 2018	Mar. 31, 2018	Dec. 31, 2017	Dec. 31, 2018	Dec. 31, 2017
Correspondent banking revenue	$9,893	$8,296	$7,076	$8,123	$6,616	$33,388	$28,341
Mortgage banking revenue	4,204	3,188	2,616	2,602	579	12,610	1,511
SBA revenue	497	1,020	1,027	988	333	3,532	775
Wealth management related revenue	725	676	640	616	856	2,657	3,554
Service charges on deposit accounts	7,349	5,787	4,861	4,834	3,719	22,831	14,986
Debit, prepaid, ATM and merchant card related fees	5,149	3,869	3,498	3,727	2,319	16,243	9,035
Other service charges and fees	4,579	3,657	2,871	2,170	1,319	13,277	5,756
Subtotal	$32,396	$26,493	$22,589	$23,060	$15,741	$104,538	$63,958
Loss on sale of securities available for sale	—	—	—	(22)	(7)	(22)	(7)
Gain on sale of deposits	—	611	—	—	—	611	—
Gain on sale of trust department	—	—	—	—	1,224	—	1,224
Total Non Interest Income	$32,396	$27,104	$22,589	$23,038	$16,958	$105,127	$65,175

Note:  Certain prior period amounts have been reclassified to conform to the current period presentation format.

NON INTEREST EXPENSES

Excluding merger-related expenses, non interest expense increased $10,908 in the fourth quarter to $77,852 compared to the previous quarter. The Company incurred the three-month carrying costs of the Charter acquisition compared to one month during the prior quarter. Approximately $1,100 of additional legal settlement costs occurred during the current quarter compared to the prior quarter.  The table below summarizes the Company’s non-interest expense for the periods indicated.

Condensed Consolidated Non Interest Expense (unaudited)

	Three Months Ended					Twelve Months Ended
	Dec. 31, 2018	Sep. 30, 2018	Jun. 30, 2018	Mar. 31, 2018	Dec. 31, 2017	Dec. 31, 2018	Dec. 31, 2017
Salaries, wages and employee benefits	48,044	41,698	40,683	41,893	29,698	172,318	109,412
Occupancy expense	5,633	5,428	4,968	4,868	3,324	20,897	12,777
Depreciation of premises and equipment	2,752	2,439	2,322	2,275	1,884	9,788	7,247
Marketing expenses	1,903	1,493	1,425	1,414	1,044	6,235	3,929
Data processing expenses	3,621	2,729	3,453	4,505	2,185	14,308	8,436
Legal, auditing and other professional fees	2,599	1,301	1,332	931	970	6,163	3,644
Bank regulatory related expenses	1,299	1,367	1,209	1,010	767	4,885	3,051
Debit, ATM and merchant card related expenses	1,657	972	860	764	644	4,253	2,746
Credit related expenses	165	688	32	617	(23)	1,502	2,035
Amortization of intangibles	2,989	2,480	2,240	2,309	1,129	10,018	4,066
Impairment on bank property held for sale	80	247	891	1,449	12	2,667	519
Other expenses	7,110	6,102	6,057	5,252	4,659	24,521	15,577
Subtotal	77,852	66,944	65,472	67,287	46,293	277,555	173,439
Merger-related expenses	1,668	10,395	14,140	8,709	2,718	34,912	13,046
Total Non Interest Expense	79,520	77,339	79,612	75,996	49,011	312,467	186,485

Note:  Certain prior period amounts have been reclassified to conform to the current period presentation format.

CREDIT QUALITY AND ALLOWANCE FOR LOAN LOSSES

Non-performing assets (“NPAs”) totaled $26,826 at December 31, 2018, compared to $28,619 at September 30, 2018. NPAs as a percentage of total assets declined to 0.22% at December 31, 2018, compared to 0.23% at September 30, 2018.

The table below summarizes selected credit quality data for the periods indicated.

	Ending Balance
Non-Performing Assets (1)	Dec. 31, 2018	Sep. 30, 2018	Jun. 30, 2018	Mar. 31, 2018	Dec. 31, 2017
Non-accrual loans	23,567	$23,450	$23,071	$23,096	$17,288
Past due loans 90 days or more
and still accruing interest	—	—	—	—	—
Total non-performing loans (“NPLs”)	23,567	23,450	23,071	23,096	17,288
Other real estate owned (“OREO”)	2,909	4,643	5,376	6,814	3,987
Repossessed assets other than real estate	350	526	107	187	147
Total non-performing assets	$26,826	$28,619	$28,554	$30,097	$21,422

	Three Months Ended					Twelve Months Ended
Asset Quality Ratios (1)	Dec. 31, 2018	Sep. 30, 2018	Jun. 30, 2018	Mar. 31, 2018	Dec. 31, 2017	Dec. 31, 2018	Dec. 31, 2017
Non-performing loans as percentage of total loans	0.29%	0.29%	0.34%	0.34%	0.38%
Non-performing assets as percentage of total assets	0.22%	0.23%	0.27%	0.29%	0.30%
Non-performing assets as percentage of loans and
OREO plus other repossessed assets	0.33%	0.36%	0.42%	0.45%	0.46%
Loans past due 30 thru 89 days and accruing interest
as a percentage of total loans	0.45%	0.35%	0.37%	0.40%	0.30%
Allowance for loan losses as percentage of NPLs	168%	165%	161%	148%	188%
Net charge-offs (recoveries)	$1,131	$623	($122)	($229)	($28)	$1,403	($760)
Net charge-offs (recoveries) as a percentage of average
loans for the period on an annualized basis	0.05%	0.03%	(0.01)%	(0.01)%	(0.00)%	0.02%	(0.02)%

(1)	Excludes PCI loans.

The allowance for loan losses (“ALLL") totaled $39,770 at December 31, 2018, compared to $38,811 at September 30, 2018, an increase of $959 due to loan loss provision expense of $2,100 and net charge-offs of $1,141.  The changes in the Company’s ALLL components between December 31, 2018 and September 30, 2018 are summarized in the table below (unaudited).

	December 31, 2018			September 30, 2018			Increase (Decrease)
	Loan	ALLL		Loan	ALLL		Loan	ALLL
	Balance	Balance	%	Balance	Balance	%	Balance	Balance
Originated loans	$4,096,828	$36,105	0.88%	$3,748,984	$35,207	0.94%	$347,844	$897	(6) bps
Impaired originated loans	11,828	878	7.42%	13,412	1081	8.06%	(1,584)	(203)	(64) bps
Total originated loans	4,108,656	36,983	0.90%	3,762,396	36,288	0.96%	346,260	694	(6) bps

Acquired loans (1)	4,069,005	1,858	0.05%	4,289,269	1,975	0.05%	(220,264)	(116)	– bp
Impaired acquired loans (2)	3,872	738	19.06%	3,756	332	8.84%	116	406	1022 bps
Total acquired loans	4,072,877	2,596	0.06%	4,293,025	2,307	0.05%	(220,148)	290	1 bp

Total non-PCI loans	8,181,533	39,579		8,055,421	38,595		126,112	984
PCI loans	158,971	191		167,671	216		(8,700)	(25)
Total loans	$8,340,504	$39,770		$8,223,092	$38,811		$117,412	$959

(1)

Performing acquired loans recorded at estimated fair value on the related acquisition dates.  The total net unamortized fair value adjustment at December 31, 2018 was approximately $48,355 or 1.2% of the aggregate outstanding related loan balances.

(2)	These are loans that were acquired as performing loans that subsequently became impaired.

Explanation of Certain Unaudited Non-GAAP Financial Measures

This press release contains financial information determined by methods other than U.S. Generally Accepted Accounting Principles (“GAAP”), including adjusted net income, adjusted net income per share diluted, adjusted return on average assets, adjusted return on average equity, return on average tangible equity, adjusted return on average tangible equity, adjusted efficiency ratio, adjusted non-interest income, adjusted non-interest expense, adjusted net-interest income, tangible common equity, tangible common equity to tangible assets, common tangible equity per common share, tax equivalent yields on loans, securities and earning assets, and tax equivalent net interest spread and margin, which we refer to “Non-GAAP financial measures.”  The tables below provide reconciliations between these Non-GAAP measures and net income, interest income, net interest income and tax equivalent basis interest income and net interest income, return on average assets, return on average equity, the efficiency ratio, total stockholders’ equity and tangible common equity, as applicable.

Management uses these Non-GAAP financial measures in its analysis of the Company’s performance and believes these presentations provide useful supplemental information, and enhance investors’ understanding of the Company’s core business and performance without the impact of merger-related expenses.  Accordingly, management believes it is appropriate to exclude merger-related expenses because those costs are specific to each acquisition, vary based upon the size, complexity and other specifics of each acquisition, and are not indicative of the costs to operate the Company’s core business.

Non-GAAP measures are also useful in understanding performance trends and facilitate comparisons with the performance of other financial institutions. The limitations associated with operating measures are the risk that persons might disagree as to the appropriateness of items comprising these measures and that different companies might calculate these measures differently. The Company provides reconciliations between GAAP and these Non-GAAP measures. These disclosures should not be considered an alternative to GAAP.

 Reconciliation of GAAP to non-GAAP Measures (unaudited):

	Three months ended					Twelve months ended
	Dec. 31, 2018	Sep. 30, 2018	Jun. 30, 2018	Mar. 31, 2018	Dec. 31, 2017	Dec. 31, 2018	Dec. 31, 2017
Adjusted net income (Non-GAAP)
Net income (GAAP)	$50,651	$37,985	$32,163	$35,636	$1,912	$156,435	$55,795
Loss on sale of securities available for sale, net of tax	—	—	—	17	5	17	5
Gain on sale of trust department, net of tax	—	—	—	—	(820)	—	(820)
Gain on sale of deposits, net of tax	—	(465)	—	—	—	(465)	—
Merger-related expenses, net of tax	1,262	7,915	10,760	6,647	1,820	26,584	8,879
Deferred tax asset write down	—	—	—	—	18,575	—	18,575
Adjusted net income (Non-GAAP)	$51,913	$45,435	$42,923	$42,300	$21,492	$182,571	$82,434

Adjusted net income per share - Diluted
Earnings per share - Diluted (GAAP)	$0.52	$0.43	$0.38	$0.42	$0.03	$1.76	$0.95
Effect to adjust for loss on sale of securities available for sale, net of tax	—	—	—	—	—	—	—
Effect to adjust for gain on sale of trust department, net of tax	—	—	—	—	(0.01)	—	(0.01)
Effect to adjust for gain on sale of deposits, net of tax	—	(0.01)	—	—	—	(0.01)	—
Effect to adjust for merger-related expenses, net of tax	0.02	0.09	0.12	0.08	0.03	0.31	0.15
Effect to adjust for deferred tax asset write down	—	—	—	—	0.30	—	0.32
Adjusted net income per share - Diluted (Non-GAAP)	$0.54	$0.51	$0.50	$0.50	$0.35	$2.06	$1.41

Adjusted return on average assets (Non-GAAP)
Return on average assets (GAAP)	1.64%	1.38%	1.24%	1.41%	0.11%	1.43%	0.88%
Effect to adjust for loss on sale of securities available for sale, net of tax	—	—	—	—	—	—	—
Effect to adjust for gain on sale of trust department, net of tax	—	—	—	—	(0.05)%	—	(0.01)%
Effect to adjust for gain on sale of deposits, net of tax	—	(0.02)%	—	—	—	—	—
Effect to adjust for merger-related expenses, net of tax	0.04%	0.29%	0.42%	0.27%	0.10%	0.24%	0.14%
Effect to adjust for deferred tax asset write down	—	—	—	—	1.07%	—	0.29%
Adjusted return on average assets (Non-GAAP)	1.68%	1.65%	1.66%	1.68%	1.23%	1.67%	1.30%

Explanation of Certain Unaudited Non-GAAP Financial Measures (continued)

	Three months ended					Twelve months ended
	Dec. 31, 2018	Sep. 30, 2018	Jun. 30, 2018	Mar. 31, 2018	Dec. 31, 2017	Dec. 31, 2018	Dec. 31, 2017
Adjusted return on average equity (Non-GAAP)
Return on average equity (GAAP)	10.38%	9.00%	8.44%	9.57%	0.83%	9.41%	6.81%
Effect to adjust for loss on sale of securities available for sale, net of tax	—	—	—	—	—	—	—
Effect to adjust for gain on sale of trust department, net of tax	—	—	—	—	(0.35)%	—	(0.10)%
Effect to adjust for gain on sale of deposits, net of tax	—	(0.11)%	—	—	—	(0.03)%	—
Effect to adjust for merger and acquisition related expenses, net of tax	0.26%	1.88%	2.82%	1.79%	0.78%	1.60%	1.08%
Effect to adjust for deferred tax asset write down	—	—	—	—	8.03%	—	2.27%
Adjusted return on average equity (Non-GAAP)	10.64%	10.77%	11.26%	11.36%	9.29%	10.98%	10.06%

Return on average tangible equity (non-GAAP)
Net income (GAAP)	$50,651	$37,985	$32,163	$35,636	$1,912	$156,435	$55,795
Amortization of intangibles, net of tax	2,278	1,888	1,705	1,762	756	7,937	2,767
Adjusted net income for average tangible equity (Non-GAAP)	$52,929	$39,873	$33,868	$37,398	$2,668	$164,372	$58,562

Average stockholders' equity (GAAP)	$1,935,152	$1,673,773	$1,527,983	$1,509,556	$917,493	$1,662,815	$819,626
Average goodwill	(802,880)	(669,682)	(608,092)	(609,719)	(257,683)	(673,115)	(213,892)
Average core deposit intangible	(67,648)	(57,306)	(53,112)	(55,668)	(24,727)	(58,463)	(22,508)
Average other intangibles	(2,947)	(1,497)	(823)	(649)	(959)	(1,504)	(925)
Average tangible equity (Non-GAAP)	$1,061,677	$945,288	$865,956	$843,520	$634,124	$929,733	$582,301

Return on average tangible equity (annualized) (Non-GAAP)	19.78%	16.73%	15.69%	17.98%	1.67%	17.68%	10.06%

Adjusted return on average tangible equity (non-GAAP)
Return on average tangible equity (Non-GAAP)	19.78%	16.73%	15.69%	17.98%	1.67%	17.68%	10.06%
Effect to adjust for loss on sale of securities available for sale, net of tax	—	—	—	0.01%	—	—	—
Effect to adjust for gain on sale of trust department, net of tax	—	—	—	—	(0.51)%	—	(0.14)%
Effect to adjust for gain on sale of deposits, net of tax	—	(0.20)%	—	—	—	(0.05)%	—
Effect to adjust for merger-related expenses, net of tax	0.47%	3.32%	4.98%	3.20%	1.14%	2.86%	1.52%
Effect to adjust for deferred tax asset write down	—	—	—	—	11.62%	—	3.19%
Adjusted return on average tangible equity (Non-GAAP)	20.25%	19.85%	20.67%	21.19%	13.92%	20.49%	14.63%

Efficiency ratio (tax equivalent) (Non-GAAP)
Non interest income (GAAP)	$32,396	$27,104	$22,589	$23,038	$16,958	$105,127	$65,175
Gain on sale of deposits	—	(611)	—	—	—	(611)	—
Gain on sale of trust department	—	—	—	—	(1,224)	—	(1,224)
Adjusted non interest income (Non-GAAP)	$32,396	$26,493	$22,589	$23,038	$15,734	$104,516	$63,951

Net interest income before provision (GAAP)	$115,682	$101,853	$100,529	$95,018	$63,619	$413,082	$235,543
Total tax equivalent adjustment	731	657	657	652	1,480	2,521	5,716
Adjusted net interest income (Non-GAAP)	$116,413	$102,510	$101,186	$95,670	$65,099	$415,603	$241,259

Non interest expense (GAAP)	$79,520	$77,339	$79,612	$75,996	$49,011	$312,467	$186,485
Amortization of intangibles	(2,989)	(2,480)	(2,240)	(2,309)	(1,129)	(10,018)	(4,066)
Merger and acquisition related expenses	(1,668)	(10,395)	(14,140)	(8,709)	(2,718)	(34,912)	(13,046)
Adjusted non interest expense (Non-GAAP)	$74,863	$64,464	$63,232	$64,978	$45,164	$267,537	$169,373

Efficiency ratio (tax equivalent) (Non-GAAP)	53.4%	59.7%	64.3%	64.0%	59.7%	60.0%	60.9%

Adjusted efficiency ratio, tax equivalent (Non-GAAP)	50.3%	50.0%	51.1%	54.7%	55.9%	51.4%	55.5%

Explanation of Certain Unaudited Non-GAAP Financial Measures (continued)

	Ending Balance
	Dec. 31, 2018	Sep. 30, 2018	Jun. 30, 2018	Mar. 31, 2018	Dec. 31, 2017
Tangible common equity (Non-GAAP)
Total stockholders' equity (GAAP)	$1,971,344	$1,913,159	$1,540,248	$1,517,846	$904,750
Goodwill	(802,880)	(802,880)	(605,232)	(609,720)	(257,683)
Core deposit intangible	(66,225)	(69,133)	(51,754)	(53,944)	(24,063)
Other intangibles	(2,953)	(2,925)	(923)	(749)	(551)
Tangible common equity (Non-GAAP)	$1,099,286	$1,038,221	$882,339	$853,433	$622,453

Total assets (GAAP)	$12,337,588	$12,274,365	$10,536,723	$10,347,996	$7,123,975
Goodwill	(802,880)	(802,880)	(605,232)	(609,720)	(257,683)
Core deposit intangible	(66,225)	(69,133)	(51,754)	(53,944)	(24,063)
Other intangibles	(2,953)	(2,925)	(923)	(749)	(551)
Total tangible assets (Non-GAAP)	$11,465,530	$11,399,427	$9,878,814	$9,683,583	$6,841,678

Tangible common equity to tangible assets (Non-GAAP)	9.6%	9.1%	8.9%	8.8%	9.1%
Common tangible equity per common share (Non-GAAP)	$11.49	$10.86	$10.49	$10.19	$10.35
Common shares outstanding at period end	95,680	95,636	84,120	83,758	60,161

	Three months ended
	Dec. 31, 2018	Sep. 30, 2018	Dec. 31, 2017
Tax equivalent yields (Non-GAAP)
Originated loans	$47,624	$43,045	$30,270
Acquired loans	59,682	50,828	22,104
PCI loans	9,448	7,682	7,608
Taxable securities	11,834	10,145	6,000
Tax -exempt securities	1,682	1,601	1,382
Fed funds sold and other	1,911	1,362	1,058
Interest income (GAAP)	$132,181	$114,663	$68,422
Tax equivalent adjustment for originated loans	411	367	854
Tax equivalent adjustment for acquired loans	38	17	1
Tax equivalent adjustment for tax-exempt securities	282	273	625
Tax equivalent adjustments	731	657	1,480
Interest income (tax equivalent) (Non-GAAP)	$132,912	$115,320	$69,902

Net interest income (GAAP)	$115,682	$101,853	$63,619
Tax equivalent adjustments	731	657	1,480
Net interest income (tax equivalent) (Non-GAAP)	$116,413	$102,510	$65,099

Yield on originated loans	4.73%	4.67%	4.24%
Effect from tax equivalent adjustment	0.04%	0.04%	0.12%
Yield on originated loans - tax equivalent (Non-GAAP)	4.77%	4.71%	4.36%

Yield on acquired loans	5.68%	5.54%	5.06%
Effect from tax equivalent adjustment	—	—	—
Yield on acquired loans - tax equivalent (Non-GAAP)	5.68%	5.54%	5.06%

Yield on tax exempted securities	3.07%	3.04%	2.80%
Effect from tax equivalent adjustment	0.52%	0.52%	1.27%
Yield on tax exempted securities - tax equivalent (Non-GAAP)	3.59%	3.56%	4.07%

Yield on interest earning assets (GAAP)	4.96%	4.82%	4.44%
Effect from tax equivalent adjustments	0.03%	0.03%	0.10%
Yield on interest earning assets - tax equivalent (Non-GAAP)	4.99%	4.85%	4.54%

Net interest spread (GAAP)	4.03%	4.00%	3.95%
Effect for tax equivalent adjustments	0.03%	0.03%	0.10%
Net interest spread (Non-GAAP)	4.06%	4.03%	4.05%

Net interest margin (GAAP)	4.35%	4.28%	4.13%
Effect from tax equivalent adjustments	0.02%	0.03%	0.10%
Net interest margin - tax equivalent (Non-GAAP)	4.37%	4.31%	4.23%

About CenterState Bank Corporation

CenterState operates as one of the largest community bank franchises headquartered in the state of Florida.  Both the Company and its nationally chartered bank subsidiary are based in Winter Haven, Florida, between Orlando and Tampa.  With over $12 billion in assets, the Bank provides traditional retail, commercial, mortgage, wealth management and SBA services throughout its Florida, Georgia and Alabama branch network and customer relationships in neighboring states.  The Bank also has a national footprint, serving clients coast to coast through its correspondent banking division.

For additional information contact John C. Corbett (CEO), Stephen D. Young (COO) or Jennifer L. Idell (CFO) at 863-293-4710.

About National Commerce Corporation

National Commerce Corporation (Nasdaq: NCOM) (“NCC”), a Delaware corporation, is a financial holding company headquartered in Birmingham, Alabama. Its wholly-owned subsidiary, National Bank of Commerce, provides a broad array of financial services for commercial and consumer customers through seven full-service banking offices in Alabama, twenty-five full service banking offices in Florida and five full-service banking offices in the Atlanta, Georgia metro area. National Bank of Commerce conducts business under a number of trade names unique to its local markets, including United Legacy Bank, Reunion Bank of Florida, Private Bank of Buckhead, Private Bank of Decatur, PrivatePlus Mortgage, Patriot Bank, FirstAtlantic Bank, Premier Community Bank of Florida and First Landmark Bank. Additionally, National Bank of Commerce owns a majority stake in Corporate Billing, LLC, a transaction-based finance company headquartered in Decatur, Alabama that provides factoring, invoicing, collection and accounts receivable management services to transportation companies and automotive parts and service providers throughout the United States and parts of Canada. NCC files periodic reports with the U.S. Securities and Exchange Commission (the “SEC”). Copies of its filings may be obtained through the SEC’s website at www.sec.gov or at www.nationalbankofcommerce.com. More information about NCC and National Bank of Commerce may be obtained at www.nationalbankofcommerce.com.

Forward Looking Statements

Information in this press release, other than statements of historical facts, may constitute forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements about the benefits of the proposed merger of CenterState and NCC, whereby NCC will be merged with and into CenterState (the “Merger”), including future financial and operating results (including the anticipated impact of the transaction on CenterState's earnings and tangible book value), statements related to the expected timing of the completion of the NCC merger, the combined company's plans, objectives, expectations and intentions, and other statements that are not historical facts.  Forward-looking statements may be identified by terminology such as "may," "will," "should," "scheduled," "plans," "intends," "anticipates," "expects," "believes," estimates," "potential," or "continue" or negatives of such terms or other comparable terminology. All forward-looking statements are subject to risks, uncertainties and other facts that may cause the actual results, performance or achievements of CenterState or NCC to differ materially from any results expressed or implied by such forward-looking statements. Such factors include, among others, (1) the risk that the cost savings and any revenue synergies from the Merger may not be realized or take longer than anticipated to be realized, (2) disruption from the Merger with customer, supplier, employee or other business partner relationships, (3) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement with NCC, (4) the risk of successful integration of NCC’s businesses into CenterState, (5) the failure to obtain the necessary approvals by the stockholders of NCC with respect to the Merger or the shareholders of CenterState with respect to the issuance of CenterState common stock in connection with the Merger, (6) the amount of the costs, fees, expenses and charges related to the Merger, (7) the ability by CenterState to obtain required governmental approvals of the Merger, (8) reputational risk and the reaction of each of the companies’ customers, suppliers, employees or other business partners to the Merger, (9) the failure of the closing conditions in the Merger Agreement to be satisfied, or any unexpected delay in closing the Merger, (10) the risk that the integration of NCC’s operations into the operations of CenterState will be materially delayed or will be more costly or difficult than expected, (11) the possibility that the Merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events, (12) the dilution caused by CenterState’s issuance of additional shares of its common stock in the Merger, and (13) general competitive, economic, political and market conditions. Additional factors which could affect the forward looking statements can be found in CenterState's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, or NCC's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, in each case filed with the SEC and available on the SEC's website at http://www.sec.gov.  CenterState and NCC disclaim any obligation to update or revise any forward-looking statements contained in this communication, which speak only as of the date hereof, whether as a result of new information, future events or otherwise.

Additional Information About the NCC Merger and Where to Find It

CenterState has filed with the Securities and Exchange Commission a Registration Statement on Form S-4 (No. 333-229159) to register the shares of CenterState's common stock that will be issued to NCC's stockholders in connection with the transaction. The registration statement includes a joint proxy statement of CenterState and NCC and a prospectus of CenterState. A definitive joint proxy statement/prospectus is being submitted to the stockholders of each of CenterState and NCC in connection with the proposed merger transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE TRANSACTION (AND ANY OTHER DOCUMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE INTO THE PROXY/PROSPECTUS) BECAUSE SUCH DOCUMENTS CONTAIN IMPORTANT INFORMATION REGARDING THE PROPOSED MERGER TRANSACTION. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC on its website at www.sec.gov. Investors and security holders may also obtain free copies of the documents filed with the SEC by CenterState on its website at www.centerstatebanks.com and by NCC on its website at www.nationalbankofcommerce.com.

This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. Before making any voting or investment decision, investors and security holders of CenterState and NCC are urged to read carefully the entire registration statement and joint proxy statement/prospectus available, including any amendments thereto, because they contain important information about the proposed transaction. Free copies of these documents may be obtained as described above.

CenterState, NCC and certain of their directors and executive officers may be deemed participants in the solicitation of proxies from the stockholders of each of NCC and CenterState in connection with the Merger.  Information regarding the directors and executive officers of CenterState and NCC and other persons who may be deemed participants in the solicitation of the stockholders of NCC or of CenterState in connection with the Merger are included in the joint proxy statement/prospectus for NCC’s special meeting of stockholders, and CenterState’s special meeting of stockholders filed by CenterState with the SEC. Information about the directors and officers of CenterState and their ownership of CenterState common stock can also be found in CenterState's definitive proxy statement in connection with its 2018 annual meeting of stockholders, as filed with the SEC on March 12, 2018, and other documents subsequently filed by CenterState with the SEC. Information about the directors and officers of NCC and their ownership of NCC common stock can also be found in NCC's definitive proxy statement in connection with its 2018 annual meeting of stockholders, as filed with the SEC on April 20, 2018, and other documents subsequently filed by NCC with the SEC. Additional information regarding the interests of such participants are included in the proxy statement/prospectus and other relevant documents regarding the Merger filed with the SEC.